TWENTIETH CENTURY
                            ADOPTION AGREEMENT # 001
         SHORT-FORM NONSTANDARDIZED CODE SS.401(k) PROFIT SHARING PLAN

     The undersigned, Winnebago Industries, Inc. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the Twentieth Century Defined Contribution Master Plan (basic plan document # 01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Master Plan.

     Note: For any "Specify" option, the Employer may attach an addendum to the Adoption Agreement setting forth its provision if the available space is not sufficient.


                                   ARTICLE I
                                  DEFINITIONS

     1.03 PLAN. The name of the Plan as adopted by the Employer is Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan.

     1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (e))

[ ]  (a)    No exclusions.

[X] (b) Collective bargaining employees (as defined in Section 1.07 of the Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

[ ] (c) Nonresident aliens who do not receive any earned income (as defined in Code ss.911(d)(2)) from the Employer which constitutes United States source income (as defined in Code ss.861(a)(3)).

[ ]  (d)  Leased Employees treated as Employees under Section 1.31 of the Plan.

[ ]  (e)  (Specify) ___________________________________________________________
          _____________________________________________________________________


RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. If any member of the Employer's related group does not execute a Participation Agreement, that related group member's Employees are not eligible to participate in the Plan unless, in an addendum, the Employer designates the Employees of that nonparticipating related group member as eligible to participate in the Plan.

     1.12 COMPENSATION. The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution/allocation formula in Article III: (Choose (a) or at least one of (b) through (e))

[X]  (a)  No modifications to the definition in Section 1.12 of the Plan.

[ ] (b) W-2 wages in lieu of the definition in Section 1.12 of the Plan. W-2 wages means wages for federal income tax withholding purposes, as defined under Code ss.3401(a), plus all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code ss.6041(d) and 6051(a)(3), disregarding any rules limiting the remuneration included as wages under this definition based on the nature or location of the employment or service performed. As long as the instructions to Box 10 of Form W-2 are consistent with the instructions for the 1991 Form W-2, the Employer may treat the amount reported in Box 10 as satisfying this definition.

[ ] (c) The Plan excludes reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[ ] (d) The Plan increases Compensation by the amount of elective contributions (as defined in Section 1.12 of the Plan) made on the Participant's behalf.

[X] (e) (Specify) The definition of Compensation in Section 1.12, without modification except as already provided in the Basic Plan Document, shall be used for all purposes (i.e. to impose the annual additions limitations of ss.415 of the Code, to determine HCEs under ss.414(q) of the Code and to conduct the ADP and ACP tests on elective deferrals and matching contributions); except that for the purpose of allocating matching and nonelective contributions under Article 3 of the Plan, Compensation shall mean cash compensation paid to an Employee, without bonuses, overtime pay, or commissions, and also without the value of all welfare and other non-cash benefits.

If, for any Plan Year, the Plan uses a permitted disparity formula to allocate Employer nonelective contributions, any election of Option (e) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee's allocation under that formula unless the elected definition satisfies Code ss. 414(s).

SALARY REDUCTION CONTRIBUTIONS/MATCHING CONTRIBUTIONS. Unless otherwise specified in (e), the following rules apply to salary reduction contributions and matching contributions: (1) any limitation on matching contributions based on Compensation applies to Compensation paid during the period the Employee is eligible to participate under the Code ss.401(k) arrangement; and (2) if the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period prior to the reduction elected under the other plan.

     1.17 PLAN YEAR/LIMITATION YEAR. Plan Year and Limitation Year mean: (Choose
(a) or (b))

[ ]  (a)  The 12 consecutive month period ending every _______________________.

[X] (b) (Specify) Through August 31, 1994, the Plan Year and Limitation Years is the 12 consecutive month period ending every August 31. There will be a short Plan Year and Limitation year from September 1, 1994 to December 31, 1994. Thereafter, the Plan Year and Limitation Year will be the 12 consecutive month period ending every December 31.

     1.18 EFFECTIVE DATE. (New plans must choose (a); restated plans must choose
(b))

[ ]  (a)  NEW PLAN. The "Effective Date" of the Plan is  ______________________.

[X] (b) RESTATED PLAN. The restated Effective Date is June 1, 1994. This Plan is a substitution and amendment of an existing retirement plan(s) originally established March 1, 1969.

[ ]  (c)  SPECIAL EFFECTIVE DATES. The following special Effective Dates apply:
          _____________________________________________________________________
          _____________________________________________________________________.

     1.27 HOUR OF SERVICE. The crediting method for Hours of Service is: (Choose at least one)

[X]  (a)  The actual method.

[ ]  (b)  The ___________________________________________ equivalency method.
          [Note: Insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

[ ]  (c)  In lieu of the equivalency method stated in (b), the actual method applies for purposes of _____________________________________________
          _____________________________________________________________________.

     1.29 SERVICE FOR PREDECESSOR EMPLOYER. [Note: The Employer may attach a schedule to this Adoption Agreement Section 1.29 designating predecessor or prior employers and the applicable service crediting elections. If this Plan is a successor of a plan maintained by a predecessor employer, see Section 1.29 of the Plan for certain predecessor service automatically taken into account.]

     1.31 LEASED EMPLOYEES. [Note: If the Plan covers any Leased Employee who also participates in a plan maintained by the leasing organization, the Plan will not reduce that Leased Employee's allocation of Employer contributions under this Plan except as provided in an addendum.]


                                   ARTICLE II
                             EMPLOYEE PARTICIPANTS

     2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose at least one of (a), (b) and (c); (d) and (e) are optional)

[ ]  (a)  Attainment of age ____________________(specify age, not exceeding 21).

[X]  (b)  One Year of Service.

[ ]  (c)  (Specify) ___________________________________________________________
          _____________________________________________________________________.
          [Note: Any specified service requirement may not exceed either the one-year requirement in (b) or, for any portion of the plan other than the Code ss.401(k) arrangement, the two-year requirement in Code ss.410(a)(1)(B), depending on the vesting schedule elected in Section 5.03, and any specified age requirement may not exceed 21.]

[ ] (d) A Participant prior to the restated Effective Date may not continue as a Participant unless he satisfies the eligibility conditions of this
          Section 2.01. [Note: If the Employer does not elect (d), current Participants need not complete the eligibility conditions of this
          Section 2.01.]

[ ] (e) The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant on the later of the Effective Date or his Employment Commencement Date.

PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and: (Choose (f) or
(g))

[ ] (f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[X] (g) (Specify entry dates) Prior to September 1, 1994, entry dates are at the beginning of each calendar quarter. On and after September 1, 1994, entry dates are the first day of each month.

TIME OF PARTICIPATION. An Employee will become a Participant, unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (h) or (i))

[X]  (h)  immediately following

[ ]  (i)  _____________________________________________________________________
          the date the Employee completes the eligibility conditions described in this Adoption Agreement Section 2.01. [Note: Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

2.02 YEAR OF SERVICE - PARTICIPATION. (Complete (a) or (b))

[ ] (a) ELAPSED TIME. Service for determining eligibility to participate will be measured by Elapsed Time as described in Section 1.26.

[X] (b) HOURS OF SERVICE. Service for determining eligibility to participate will be measured by Hours of Service as Described in Section 1.27. (Complete (1) and (2))

     [X]  (1)  YEAR OF SERVICE. An Employee must complete 1000 Hour(s) of
               Service during an eligibility computation period to receive credit for a Year of Service under Article II. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

     [X] (2) ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (i) or (ii))

          [ ] (i) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

          [X] (ii) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

     2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

[X]  (a)  Does not apply to the Employer's Plan.

[ ]  (b)  Applies to the Employer's Plan.

     2.06 ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))

[X] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

[ ]  (b)  Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: ______________________________________________________________
          _____________________________________________________________________.




                                  ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

     3.01 AMOUNT.

PART I. AMOUNT OF EMPLOYER'S CONTRIBUTION. The amount of the Employer's annual contribution to the Trust will equal: (Choose at least one)

[X] (a) DEFERRAL CONTRIBUTIONS (CODE SS.401(k) ARRANGEMENT. The amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements. The Plan refers to these amounts as salary reduction contributions.

[X]  (b)  MATCHING CONTRIBUTIONS. The matching contributions made pursuant to
          Part II of this Adoption Agreement Section 3.01.

[X]  (c)  NONELECTIVE CONTRIBUTIONS. The amount (or additional amount) the
          Employer may from time to time deem advisable, without regard to Net Profits. The Employer, in its sole discretion, may designate all or any portion of its nonelective contributions to be qualified nonelective contributions.

[ ]  (d)  FROZEN PLAN. This Plan is a frozen Plan effective ___________________.
          The Employer will not contribute to the Plan for any period following the stated date.

PART II. MATCHING CONTRIBUTIONS. [Note: Do not complete Part II unless the Employer elected Option (b).]

[X] (e) MATCHING CONTRIBUTIONS FORMULA. For each Plan Year, the Employer's matching contribution is: (Choose at least one of (1) and (2); (3) and (4) are available only as additional options)

     [ ]  (1)  An amount equal to the following percentage(s) of eligible contributions for the Plan Year:
               ________________________________________________________________
               ________________________________________________________________.
               The Advisory Committee will allocate the amounts described in this Option (e)(1) to the: (Choose (i) or (ii))

          [ ]  (i)  Regular Matching Contributions Account.

          [ ] (ii)  Qualified Matching Contributions Account.

     [X] (2) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year (or tiers of eligible contributions, if applicable under Option (f)). The Employer must designate the portion, if any, of its discretionary matching contribution allocable to the Regular Matching Contributions Accounts of the eligible Participants and the portion, if any, of its discretionary matching contribution allocable to the Qualified Matching Contributions Accounts of the eligible Participants.

     [X] (3) The following limitations apply to a Participant's matching contributions: The Employer may make and allocate a different matching contribution, at a different announced percentage of eligible contributions, each calendar quarter. During the quarter, the Employer may calculate and remit to the Trustee the announced percentage of eligible contributions with each remittance of elective deferrals.

     [X] (4) The Advisory Committee will allocate matching contributions on the following allocation dates: Upon acceptance of such contributions by the Trustee or its agent. [Note: If the Employer does not check (4), the last day of the Plan Year is the only allocation date for matching contributions.]

[X] (f) ELIGIBLE CONTRIBUTIONS. For purposes of applying the matching contribution formula in Option (e), the term "eligible contributions" means: (Choose at least one of (1) or (2); (3) through (5) are available only as additional selections)

     [X]  (1)  Salary reduction contributions.

     [ ]  (2)  Participant mandatory contributions, as designated in Adoption
               Agreement Section 4.01. See Section 14.04 of the Plan.

     [X]  (3)  The Plan disregards eligible contributions exceeding six percent
               (6%) of Compensation.

     [ ]  (4)  The Plan takes into account eligible contributions in tiers, defined as follows:
               ________________________________________________________________
               ________________________________________________________________.

     [ ]  (5)  (Specify)
               ________________________________________________________________
               ________________________________________________________________.

PART III. SPECIAL RULES FOR CODE SS.401(k) ARRANGEMENT. (Choose the applicable elections)

[X] (g) LIMITATION ON AMOUNT. The Employee's salary reduction contributions are subject to the following limitations: Salary reduction contributions must be made in full percentages of Compensation, from one percent (1%) to ten percent (10%) of Compensation. [Note: If the Employer does not elect Option (g), the salary reduction contributions are not subject to any limitations other than the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section 14.07 of the Plan.]

[X] (h) REVOCATION. An Employee, on a prospective basis, may revoke a salary reduction agreement or may file a new agreement following a prior revocation: (Choose one)

     [ ]  (1)  As of any Plan Entry Date.

     [ ]  (2)  As of the first day of each quarter.

     [X] (3) (Specify at least once per Plan Year) Revocation can be at any time, to be effective at the beginning of the next pay period after revocation is accepted by the Employer. A new salary reduction agreement may be entered into the first plan entry date at least 20 days after acceptance of the new agreement by the Employer.

[X] (i) MODIFYING ELECTIONS. An Employee, on a prospective basis, may increase or may decrease his salary reduction percentage or dollar amount:
          (Choose one)

     [ ]  (1)  As of the beginning of each payroll period.

     [ ]  (2)  As of the first day of each quarter.

     [ ]  (3)  As of any Plan Entry Date.

     [X] (4) (Specify at least once per Plan Year) The first plan entry date following acceptance of the modified agreement by the Employer. New agreements must be in percentages of Compensation only).

[X] (j) ALLOCATION DATES. The Advisory Committee will allocate salary reduction contributions on the following allocation dates: Upon acceptance of such contributions by the Trustee or its agent. [Note:
          If the Employer does not check (j), the last day of the Plan Year is the only allocation date for salary reduction contributions.]

     3.04 CONTRIBUTION ALLOCATION. The elections in this Section 3.04 (other than Option (d)) apply only to the allocation of nonelective contributions (other than qualified nonelective contributions). (Choose an allocation method under (a) or (b); (c) is mandatory if the Employer elects (b); (d) and (e) are optional)

[ ] (a) NONINTEGRATED ALLOCATION FORMULA. The Advisory Committee will make the allocation in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[ ] (b) PERMITTED DISPARITY. The following formula described in Appendix A applies: (Choose (1), (2) or (3))

     [ ]  (1)  Two-Tiered Formula.

     [ ]  (2)  Four-Tiered Formula.

     [ ] (3) Two-Tiered Formula when the Plan is not top heavy and the Four-Tiered Formula when the Plan is top heavy.

[ ] (c) EXCESS COMPENSATION. For purposes of Option (b), "Excess Compensation" means Compensation in excess of the following Integration Level:
          (Choose one)

     [ ] (1) _________ % of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $____________ (not exceeding the taxable wage base).

     [ ]  (2)  The taxable wage base in effect on the first day of the Plan
               Year.

     [ ]  (3)  (Specify - may not exceed the taxable wage base) _______________
               ________________________________________________________________.

[ ]  (d)  MODIFICATIONS TO TOP HEAVY MINIMUM ALLOCATION. (Choose (1) or (2))

     [X] (1) The Employer will satisfy the top heavy minimum allocation by making any necessary additional contribution to the following defined contribution plan maintained by the Employer: This Plan.

     [ ]  (2)  In lieu of 3%, substitute the following percentage to determine the top heavy minimum allocation: ______________________________
               ________________________________________________________________.

[ ] (e) RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee will allocate all Employer contributions and forfeitures only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (c). [Note: If the Employer does not elect (e), the Advisory Committee will allocate all contributions and forfeitures without regard to which Participants are directly employed by a contributing related group member.]

ADDENDUM. In an addendum to this Section 3.04 or to Section 3.01, the Employer may: (1) specify other modifications to the top heavy rules, to the extent permissible under Code ss.416; or (2) incorporate special contribution or allocation provisions affecting Employer contributions or Participant forfeitures (e.g., different allocation formulas or matching contribution formulas for different employment classifications). If the top heavy ratio includes the present value of accrued benefits under a defined benefit plan, the Advisory Committee will use the actuarial assumptions stated in the defined benefit plan to determine the top heavy ratio unless the addendum specifies other assumptions.

     3.05 FORFEITURE ALLOCATION. The Advisory Committee will allocate a Participant forfeiture: (Choose at least one)

[ ] (a) As if the forfeiture were an additional Employer nonelective contribution for the Plan Year in which the forfeiture occurs.

[X] (b) To reduce Employer contributions (including matching contributions, if applicable) for the Plan Year: (Choose one)

     [X]  (1)  in which the forfeiture occurs.

     [ ]  (2)  following the Plan Year in which the forfeiture occurs.

[ ]  (c)  To the extent attributable to matching contributions: _______________
          _____________________________________________________________________.

EXCESS AGGREGATE CONTRIBUTIONS. To the extent Section 14.09 of the Plan results in a forfeiture of nonvested excess aggregate contributions, the Advisory Committee will allocate the forfeited amount as described in (a), (b) or (c), whichever applies, or in an addendum to Section 3.04, if applicable. An allocation of forfeited amounts as discretionary contributions (including discretionary matching contributions) must disregard the Highly Compensated Employees who incurred the forfeitures.

     3.06 ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of nonelective contributions (including qualified nonelective contributions) by taking into account: (Choose (a) or (b))

[ ]  (a)  The Employee's Compensation for the entire Plan Year.

[X] (b) The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL REQUIREMENTS. The Plan does not apply any accrual requirement to salary reduction contributions. To receive an allocation of matching contributions or of nonelective contributions (including qualified nonelective contributions) and forfeitures, a Participant must satisfy the conditions described in the following elections: (Choose at least one)

[ ]  (c)  SAFE HARBOR RULE. The Participant either must be employed by the
          Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year.

[ ] (d) HOURS OF SERVICE CONDITION. The Participant must complete at least the following number of Hours of Service for the Plan Year:
          _________________________________. [Note: The number may not exceed
          1,000.]

[ ] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year.

[ ] (f) EXCEPTION. Any condition specified in does not apply if the Participant terminates employment during the Plan Year on account of death, disability or attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

[X]  (g)  (Specify other conditions, if applicable): The Hours of Service
          Condition of (d) and the Service Condition of (e) apply to nonelective (Profit Sharing) contributions, but not to matching contributions.

[X] (h) SUSPENSION OF ACCRUAL REQUIREMENTS. The suspension of accrual requirements of Section 3.06(E) of the Plan applies to the Employer's Plan, subject to any modifications stated in an addendum. [Note: If the Employer does not elect Option (h), Section 3.06(E) of the Plan does not apply.]

Unless otherwise specified in (g), the Advisory Committee will allocate qualified nonelective contributions only to Participants who are Nonhighly Compensated Employees for the Plan Year.

     3.15 MORE THAN ONE PLAN LIMITATION. Unless otherwise provided in an addendum, if the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals the product of:

     (a) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code ss.415), times

     (b) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code ss.415).

     3.18 DEFINED BENEFIT PLAN LIMITATION. The limitation under Section 3.18 applies to the Employer's Plan if the Employer maintains (or ever maintained) a defined benefit plan. To the extent necessary to satisfy the limitation under
Section 3.18, the Employer will reduce the Participant's projected annual benefit under the defined benefit plan under which the Participant participates, if the Employer still maintains the defined benefit plan as an active plan. If the Employer has frozen or terminated the defined benefit plan, the Employer will reduce its contribution or allocation on behalf of the Participant to the defined contribution plan(s) under which the Participant participates. The Employer may prescribe an alternate means of satisfying the Section 3.18 limitation in an addendum.


                                   ARTICLE IV
                           PARTICIPANT CONTRIBUTIONS

     4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The following elections apply to nondeductible contributions: (Choose (a) or (b); (c), (d) and (e) are available only as additional options)

[X]  (a)  The Plan does not permit Participant nondeductible contributions.

[X]  (b)  The Plan permits Participant nondeductible contributions. See Section
          14.04 of the Plan.

[ ]  (c)  The Plan treats the following portion of the Participant's nondeductible contributions for the Plan Year as "mandatory" contributions: ______________________________________________________
          _____________________________________________________________________.

[X] (d) The Advisory Committee will allocate Participant nondeductible contributions on the following allocation dates: Effective June 1, 1994, the plan will no longer accept Participant nondeductible contributions. Until then, (b) will apply, with (a) applied after. Contributions made before the date will be allocated when accepted by the Trustee or its agent. [Note: If the Employer does not elect (d), the last day of the Plan Year is the only allocation date for Participant nondeductible contributions.]

[X] (e) In lieu of the withdrawal rules under Section 4.05, the following rules apply to Participant nondeductible contributions: Withdrawals may be made once each calendar quarter.



                                   ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     5.01 NORMAL RETIREMENT. A Participant attains Normal Retirement Age under the Plan on the following date: (Choose (a) or (b))

[X]  (a)  The date he attains age 62 [Note: The age may not exceed age 65].

[ ] (b) The later of the date he attains ___________________ years of age or the ____________________ anniversary of the first day of the Plan Year in which he commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

     5.02 PARTICIPANT DEATH OR DISABILITY. The 100% vesting rule under Section
5.02 of the Plan applies to death and to disability, unless the Employer provides a different vesting rule in an addendum.

     5.03 VESTING SCHEDULE. The vesting elections in this Section 5.03 apply only to the Regular Matching Contributions Account, if any, and the Employer Contributions Account, if any. 100% immediate vesting applies to all other Accounts. The Employer elects the following vesting schedule: (Choose (a) or (b); (c), (d) and (e) are available only in addition to (b))

[ ]  (a)  IMMEDIATE VESTING. 100% Nonforfeitable at all times.

[X] (b) GRADUATED VESTING SCHEDULES. (Complete (1); (2) is optional in addition to (1))

     [X]  (1)  TOP HEAVY SCHEDULE

          Years of                          Nonforfeitable
          Service                             Percentage

        Less than 1 ............................     0%
               1 ...............................     0%
               2 ...............................    20%
               3 ...............................    40%
               4 ...............................    60%
               5 ...............................    80%
               6 or more .......................   100%

     [ ]  (2)  NON TOP HEAVY SCHEDULE

       Years of                       Nonforfeitable
       Service                          Percentage

     Less than 1 ............................ _______
          1 ................................. _______
          2 ................................. _______
          3 ................................. _______
          4 ................................. _______
          5 ................................. _______
          6 ................................. _______
          7 or more .........................    100%


If the Employer does not elect (b)(2), the vesting schedule in (b)(1) applies to all Plan Years. [Note: The Top Heavy Schedule must satisfy Code ss.416. If the Employer elects Option (b)(2), the Non Top Heavy Schedule must satisfy Code ss.411(a)(2).]

[ ] (c) MINIMUM VESTING AMOUNT. The lesser of $ __________________ or his entire Accrued Benefit, even if the application of the graduated vesting schedule under Option (b) would result in a smaller Nonforfeitable Accrued Benefit.

[ ] (d) APPLICATION OF TOP HEAVY SCHEDULE. The Top Heavy Schedule applies in the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [Note: If the Employer elects (b)(2) but not
          (d), the Top Heavy Vesting Schedule applies only in top heavy Plan Years.]

[X]  (e)  SPECIAL VESTING RULES. (Specify) Matching contributions are always
          100% vested; and only non-elective (Profit sharing) contributions are subject to the vesting schedule set forth above. [Note: Any special rule must satisfy Code ss.411(a).]

     5.04 DEEMED CASH-OUT DISTRIBUTIONS. To determine the timing of forfeitures for 0% vested Participants, the deemed cash-out rule described in Section 5.04(C) of the Plan: (Choose (a) or (b))

[ ]  (a)  Does not apply.                 [X]  (b)  Applies.

     5.06 YEAR OF SERVICE - VESTING. (Complete (a) or (b))

[ ] (a) ELAPSED TIME. Service for determining vesting will be measured by Elapsed Time as described in Section 1.26.

[X]  (b)  HOURS OF SERVICE. Service for determining vesting will be determined by Hours of Service as described in Section 1.27. (Complete (1) and
          (2))

     [X]  (1)  HOURS OF SERVICE. An Employee must complete at least Hours of
               Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

     [X] (2) VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods:
               (Choose (i) or (ii))

          [X]  (i)  Plan Years.

          [ ] (ii) Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

     5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of (b) through (f); choose (a) if the term "Year of Service" does not apply to the vesting election in Adoption Agreement Section 5.03)

[X]  (a)  None other than as specified in Section 5.08(a) of the Plan.

[ ]  (b)  Any Year of Service before the Participant attained the age of 18.

[ ] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[ ] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds 5. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service.

[ ] (e) Any Years of Service disregarded under the terms of the Plan prior to the restated Effective Date.

[ ]  (f)  (Specify) ___________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________.
          [Note: Any specified exception must comply with Code ss.411(a)(4).]



                                   ARTICLE VI
                    TIME AND METHOD OF PAYMENTS OF BENEFITS

     6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. The following elections apply to
Section 6.01 of the Plan: ((a) is mandatory; (b), (c) and (d) are optional in addition to (a))

[X] (a) NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. The Plan will distribute a Nonforfeitable Accrued Benefit not exceeding $3,500:
          (Choose (1), (2) or (3))

     [X] (1) As soon as administratively practicable following the Participant's Separation from Service.

     [ ] (2) As soon as administratively practicable in the Plan Year beginning after the Participant's Separation from Service.

     [ ]  (3)  (Specify) ______________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________.

[ ]  (b)  DISABILITY. If the Participant terminates by reason of a disability, the following special rules apply to the distribution of the Participant's Nonforfeitable Accrued Benefit: _______________________
          _____________________________________________________________________.

[ ]  (c)  HARDSHIP. The Plan permits a hardship distribution, as defined in
          Section 14.11(A)(1), to a Participant who has separated from Service, subject to any special rules provided in an addendum.

[X] (d) DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. In the case of the portion of the loan attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the reduction described in the preceding sentence will not occur before the earlier of the Participant's Separation from Service or attainment of age 59 1/2.

     6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Section 6.02 of the Plan, which permits lump sum or installment distribution elections, applies without modification, except as provided in an addendum.

     6.03 BENEFIT PAYMENT ELECTIONS. ((a) is mandatory; (b) is optional)

[X] (a) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant whose Nonforfeitable Accrued Benefit exceeds $3,500 may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one)

     [X]  (1)  As of the earliest administratively practicable date following
               Separation from Service.

     [ ]  (2)  As of the earliest administratively practicable date in the Plan
               Year(s) beginning after Separation from Service.

     [ ] (3) As of the earliest administratively practicable date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

     [ ]  (4)  (Specify) _____________________________________________________.

See Section 6.01(A)(2) if the Participant fails to make an election or has passed the latest elective date described in this Option (a).

[X]  (b)  PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. A Participant,
          prior to his Separation from Service, may elect to receive all or any portion of his Nonforfeitable Accrued Benefit under the condition(s) specified in this Option (b). Unless otherwise specified in (b)(4), each event selected represents an independent withdrawal right and a Participant must have a 100% Nonforfeitable interest in his Accrued Benefit to be eligible for an in-service withdrawal. Each election applies to all Accounts unless otherwise specified. A reference to "restricted Accounts" means the Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account. (Choose at least one of (1), (2), (3), (4) or
          (5))

     [X]  (1)  The Participant has attained age 591/2.

     [X] (2) The Participant has incurred a hardship under the rules described in Section 14.11(A). To the extent distributed from the Regular Matching Contributions Account and the Employer Contributions Account, the provisions of Sections 14.11(A)(2) and 14.11(A)(3) do not apply.

     [ ] (3) The Participant has participated in the Plan for a period of not less than 5 years, but only from Accounts other than restricted Accounts.

     [ ] (4) If the Employer sells substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss.409(d)(3)), but only for a Participant who continues employment with the acquiring corporation. A distribution under this Option must be a lump sum distribution, determined in a manner consistent with Code ss.401(k)(10) and the applicable Treasury regulations.

     [X] (5) (Specify) Participants can take in-service withdrawals, first from Participant nondeductible contribution accounts then from any rollover accounts, once each calendar quarter. Participants who have attained age 59 1/2 and who have withdrawn all funds from the previous accounts can also take in-service withdrawals from elective deferral accounts once each calendar quarter. Hardship withdrawals can be taken more frequently than once each calendar quarter, but only due to a separate financial hardship. [Note: An in-service distribution from restricted Accounts may not be available unless the Participant has attained age 59 1/2, is disabled or satisfies the hardship rules of Section 14.11 of the Plan.]

     6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (Choose (a) or (b))

[X]  (a)  Do not apply to a Participant, unless the Participant is described in
          Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

[ ]  (b)  Apply to all Participants.


                                   ARTICLE IX
       ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

     9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account) occurs more than 90 days after the most recent valuation date, the distribution will include interest at the following rate: 0% . [Note: If left blank, the percentage is 0%.]

     9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. Pursuant to
Section 14.12, the elections in this Section 9.11 apply to the allocation of net income, gain or loss attributable to salary reduction contributions, matching contributions and Participant nondeductible contributions. Unless otherwise specified, the elections apply to all these contributions. (Choose at least one)

[ ]  (a)  Apply Section 9.11 without modification.

[X]  (b)  Use the segregated account approach described in Section 14.12.

[ ]  (c)  Use the weighted average method described in Section 14.12, based on a
          _____________________________________________________________________
          weighting period.

[ ] (d) Treat as part of the relevant Account at the beginning of the valuation period % of the contributions: (Choose (1) or (2))

     [ ]  (1)  made during that valuation period.

     [ ]  (2)  made by the following specified time: __________________________
               _______________________________________________________________.

[X] (e) (Specify) All participant accounts will be segregated and invested as directed by participants between investment alternatives designated by the Advisory Committee.


                                   ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

     10.03 INVESTMENT POWERS. The following additional investment options or limitations apply under Section 10.03: All Plan assets will be invested as directed by Participants in investment alternatives designated by the Advisory Committee. [Note: Enter "N/A" if not applicable.]

     10.14 VALUATION OF TRUST. In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s) Plan assets shall be valued as of each business day on which the assets or portions thereof may practically be valued by the Trustee or its agent. [Note: Enter "N/A" if not applicable. If left blank, the last day of the Plan Year is the only mandatory valuation date. Regardless of whether the Employer specifies other valuation dates, the Advisory Committee has the discretion to direct valuation at any time. See Section 10.14 of the Plan.]


                                 EXECUTION PAGE

     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Master Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on this day of ______________________, 19 ____.


                                Name of Employer:  WINNEBAGO INDUSTRIES, INC.

                                Employer's EIN:  42-0802678


                                Signed: /s/ Jerome V. Clouse
                                        Jerome V. Clouse
                                        Vice President-Treasurer, International
                                        Development

                                Name(s) of Trustee:  United States Trust Company
                                                     of New York


                                Signed: /s/ unreadable

                                       Senior Vice President

                                Signed:



                                Name of Custodian (Optional):


                                Signed:


TRUSTEE INVESTMENT POWERS. The Trustee has (check one): [ ] discretionary [ X ] nondiscretionary investment powers. See Section 10.03. [Note: The Employer must check "discretionary" if a Custodian executes this Adoption Agreement.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Master Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

MASTER PLAN SPONSOR. The Master Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Master Plan or of any abandonment or discontinuance by the Master Plan Sponsor of its maintenance of this Master Plan. For inquiries regarding the adoption of the Master Plan, the Master Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Master Plan Sponsor, please contact the Master Plan Sponsor at the following address and telephone number: Investors Research Corporation, 4500 Main Street, Kansas City, Missouri 64141, 1-800-345-2021.


RELIANCE ON OPINION LETTER. The Employer may not rely on the Master Plan Sponsor's opinion letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

CODE SS.411(D)(6) PROTECTED BENEFITS. To the extent the elections under Article VI would eliminate a Code ss.411(d)(6) protected benefit, see Section 13.02 of the Plan. If the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.



               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.

                                 Name of Participating Employer: CYCLE-SAT, INC.



                                 Signed: /s/ Raymond M. Beebe
                                         Raymond M. Beebe, Secretary and General
                                         Counsel

                                 Participating Employer's EIN: 42-1246889

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                                 Name of Signatory Employer:  WINNEBAGO
                                                              INDUSTRIES, INC.


Accepted: June 29, 1995
             [Date]              Signed: /s/ Jerome V. Clouse
                                         Jerome V. Clouse
                                         Vice President-Treasurer, International
                                         Development




                                 Name(s) of Trustee:  UNITED STATES TRUST
                                                      COMPANY OF NEW YORK


Accepted: July 19, 1995
             [Date]
                                 Signed: /s/ unreadable

                                         Senior Vice President


[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]


               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this ____ day of __________________ , 19__.

                             Name of Participating Employer: NORTH IOWA
                                                             ELECTRONICS, INC.



                                 Signed:

                                 Participating Employer's EIN:

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                                 Name of Signatory Employer:  WINNEBAGO
                                                              INDUSTRIES, INC.


Accepted:
             [Date]              Signed:



                                 Name(s) of Trustee:  UNITED STATES TRUST
                                                      COMPANY OF NEW YORK


Accepted:
             [Date]
                                 Signed:


[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]


               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ] (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.

                                 Name of Participating Employer: WINNEBAGO
                                                                 REALTY CORP.



                                 Signed: /s/ Raymond M. Beebe
                                         Raymond M. Beebe, Secretary and General
                                         Counsel

                                 Participating Employer's EIN: 42-1003259

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                                 Name of Signatory Employer:  WINNEBAGO
                                                              INDUSTRIES, INC.


Accepted: June 29, 1995
             [Date]              Signed: /s/ Jerome V. Clouse
                                         Jerome V. Clouse
                                         Vice President-Treasurer, International
                                         Development




                                 Name(s) of Trustee:  UNITED STATES TRUST
                                                      COMPANY OF NEW YORK


Accepted: July 19, 1995
             [Date]
                                 Signed: /s/ unreadable

                                         Senior Vice President

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]


               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS


        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

       The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.

                             Name of Participating Employer: WINNEBAGO R.V. INC.


                                 Signed: /s/ Raymond M. Beebe
                                         Raymond M. Beebe, Secretary and General
                                         Counsel

                                 Participating Employer's EIN: 36-3193250

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                                 Name of Signatory Employer:  WINNEBAGO
                                                              INDUSTRIES, INC.


Accepted: June 29, 1995
             [Date]              Signed: /s/ Jerome V. Clouse
                                         Jerome V. Clouse
                                         Vice President-Treasurer, International
                                         Development




                                 Name(s) of Trustee:  UNITED STATES TRUST
                                                      COMPANY OF NEW YORK


Accepted: July 19, 1995
             [Date]
                                 Signed: /s/ unreadable

                                        Senior Vice President

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]



               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

       The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.


                                Name of Participating Employer: WINNEBAGO
                                                                ACCEPTANCE CORP.



                                 Signed: /s/ Raymond M. Beebe
                                         Raymond M. Beebe, Secretary and General
                                         Counsel

                                 Participating Employer's EIN: 42-0988055

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                                 Name of Signatory Employer:  WINNEBAGO
                                                              INDUSTRIES, INC.


Accepted: June 29, 1995
             [Date]              Signed: /s/ Jerome V. Clouse
                                         Jerome V. Clouse
                                         Vice President-Treasurer, International
                                         Development




                                 Name(s) of Trustee:  UNITED STATES TRUST
                                                      COMPANY OF NEW YORK


Accepted: July 19, 1995
             [Date]
                                 Signed: /s/ unreadable

                                         Senior Vice President

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]


               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

       The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.

                       Name of Participating Employer:  WINNEBAGO PRODUCTS, INC.



                       Signed: /s/ Raymond M. Beebe
                                   Raymond M. Beebe, V.P.-General Counsel &
                                   Secretary

                                   Participating Employer's EIN: 42-1369283

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                       Name of Signatory Employer: WINNEBAGO INDUSTRIES, INC.


Accepted: 6/29/95
           [Date]      Signed: /s/ Jerome V. Clouse
                               Jerome V. Clouse
                               Vice President-Treasurer, International
                               Development




                       Name(s) of Trustee: UNITED STATES TRUST COMPANY OF
                                           NEW YORK


Accepted: 7/19/95
           [Date]
                       Signed: /s/ unreadable

                               Senior Vice President

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]



               PARTICIPATION AGREEMENT FOR RELATED GROUP MEMBERS

        [ ] CHECK HERE IF NOT APPLICABLE AND DO NOT COMPLETE THIS PAGE.

       The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Winnebago Industries, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

     1. The Effective Date of the undersigned Employer's participation in the designated Plan is: July 1, 1994.

     2.   The undersigned Employer's adoption of this Plan constitutes:

[ ]  (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Winnebago Industries Inc. Profit Sharing and Deferred Savings and Investment Plan, and having an original effective date of March 1, 1969.

            Dated this 29th day of June, 1995.

                       Name of Participating Employer: WINNEBAGO INTERNATIONAL
                                                       CORP.


                       Signed: /s/ Raymond M. Beebe
                               Raymond M. Beebe, Secretary

                        Participating Employer's EIN: 66-0416316

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                       Name of Signatory Employer: WINNEBAGO INDUSTRIES, INC.


Accepted: 6/29/95
           [Date]      Signed: /s/ Jerome V. Clouse
                               Jerome V. Clouse
                               Vice President-Treasurer, International
                               Development




                       Name(s) of Trustee: UNITED STATES TRUST COMPANY OF
                                           NEW YORK


Accepted: 7/19/95
           [Date]
                       Signed: /s/ unreadable

                               Senior Vice President

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]


                  APPENDIX A (PERMITTED DISPARITY PLANS ONLY)

[NOTE: THE ADOPTION AGREEMENT MUST INCLUDE APPENDIX A EVEN IF IT DOES NOT APPLY TO THE EMPLOYER'S PLAN. THE EMPLOYER MAY DISREGARD APPENDIX A IF IT ELECTED OPTION (a) UNDER ADOPTION AGREEMENT SECTION 3.04.]

TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM DISPARITY. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table.

The Advisory Committee then will allocate any remaining Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

FOUR-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

As a second tier allocation, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

As a third tier allocation, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table.

The Advisory Committee then will allocate any remaining Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

MAXIMUM DISPARITY TABLE. The applicable percentage is:

       Integration Level (as        Applicable Percentages for       Applicable Percentages for
  percentage of taxable wage base)      Two-Tiered Formula               Four-Tiered Formula

100%                                             5.7%                             2.7%

More than 80% but less than 100%                 5.4%                             2.4%

More than 20% and not more than 80%              4.3%                             1.3%

20% or less                                      5.7%                             2.7%

[Note: If the Integration Level does not exceed $10,000, use 5.7% for the Two-Tiered Formula and 2.7% for the Four-Tiered Formula, regardless of the percentage in the table.]


                         ADDENDUM TO ADOPTION AGREEMENT

                 WINNEBAGO INDUSTRIES, INC. PROFIT SHARING PLAN
                    AND DEFERRED SAVINGS AND INVESTMENT PLAN


Section 3.01 Effective July 1, 1995, Section 3.01, Part II(e)(3) is
             amended to provide that, in addition to the limitations set forth in Section 3.01, Part II(e)(3) of the Adoption Agreement, the Signatory Employer may designate, at its discretion, a different Matching Contribution percentage to be allocated to Eligible Employees of one or more of the Participating Employers to this agreement.

Section 3.04 Nonelective contributions will be allocated pro-rata to
             Participants based on the ratio of the total points of each eligible Participant to the total points of all eligible Participants. A Participant is "eligible" for an allocation for a Plan Year if the Participant receives credit for at least 1000 hours of service during the Plan Year and remains employed by the Employer on the last day of the Plan Year. Each Participant's total points shall be determined by adding one (1) point for each whole $100 of Compensation earned during the Plan year to five (5) points for each year of service earned by the Participant for vesting purposes as of the end of the Plan Year.